THE ADVISORS' INNER CIRCLE FUND II

                       UCM INSTITUTIONAL MONEY MARKET FUND

                        SUPPLEMENT DATED FEBRUARY 1, 2008
                                     TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 28, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.


1. ON PAGE 1 OF THE PROSPECTUS, THE SECOND PARAGRAPH UNDER THE HEADING "INVESTMENT STRATEGY" IS REMOVED AND REPLACED WITH THE FOLLOWING:

         The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the operations of money market funds. Accordingly, the Fund will maintain an average weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. In addition, the Fund's portfolio is comprised only of short-term fixed income securities that are rated at the time of investment in the highest short term rating category by nationally recognized statistical ratings organizations or securities that the Adviser determines are of comparable quality. The Fund seeks to maintain a stable $1.00 share price.

2. ON PAGE 5 OF THE PROSPECTUS, THE PARAGRAPH UNDER THE HEADING "INFORMATION ABOUT PORTFOLIO HOLDINGS" IS REMOVED AND REPLACED WITH THE
         FOLLOWING:

         The Fund generally publishes a complete list of its portfolio holdings, on a monthly basis, 14 days after the end of the month. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten days after the end of the month. This information can be found on the internet at http://sei2funds.seic.com/utendahl. The portfolio holdings information described above will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

3. ON PAGE S-1 OF THE SAI, THE THIRD AND FOURTH PARAGRAPHS UNDER THE HEADING "ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES" ARE REMOVED AND REPLACED WITH THE FOLLOWING:

         INVESTMENT STRATEGIES. In seeking its investment objective, the Fund may invest in: (i) bills, notes and bonds issued by the United States Treasury ("U.S. Treasury Obligations") and separately traded interest and principal component parts of such obligations; (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (iii) U.S. dollar denominated short-term obligations of issuers rated at the time of investment in the highest rating category for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing) by two or more nationally recognized statistical rating organizations ("NRSROs"), or only one NRSRO if only one NRSRO has rated the security, or, if not rated, as determined by the Fund's Adviser to be of comparable quality, consisting of obligations of U.S. and foreign corporations, domestic banks, foreign banks, and U.S. and foreign savings and loan institutions; (iv) repurchase agreements with respect to the foregoing; (v) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (vi) obligations of foreign governments, agencies and instrumentalities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality. With respect to (iv) above, the Fund's investments in repurchase agreements may, at times, be significant and may comprise as much as 100% of the Fund's assets, if in the determination of the Adviser, such investment is appropriate in seeking to achieve the Fund's investment objective.

         The Fund reserves the right to invest more than 25% of its total assets in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to similar regulations as U.S. banks. To the extent that the Fund invests more than 25% of its net assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Fund may purchase asset-backed securities rated in the highest NRSRO rating category at the time of investment. The Fund may invest in securities that pay interest on a variable or floating rate basis. In addition, the Fund may acquire securities on a when-issued basis and may buy securities that are subject to puts or standby commitments. The Fund will not invest more than 10% of its net assets in illiquid securities. The Fund reserves the right to enter into reverse repurchase agreements and engage in securities lending.

4. ON PAGE S-24 OF THE SAI, THE THIRD PARAGRAPH UNDER THE HEADING "PORTFOLIO HOLDINGS" IS REMOVED AND REPLACED WITH THE FOLLOWING:

         The Fund provides information about its complete portfolio holdings, updated as of the most recent calendar month, on the internet at http://sei2funds.seic.com/utendahl. This information is provided with a lag of at least 14 days and is publicly available to all shareholders.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

















                                                                 UCM-SK-006-0100